The Brinsmere Fund - Growth ETF
Schedule of Investments
December 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 95.1%(a)	Shares	Value
Commodities Broad Basket - 2.5%
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	272,614	$5,384,127
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	118,178	1,535,132
		6,919,259

Domestic Equity - 60.9%
Invesco S&P 500 Equal Weight ETF	212,021	37,152,440
iShares Core S&P Mid-Cap ETF	113,640	7,080,908
iShares Core S&P Small-Cap ETF	60,201	6,936,359
iShares Russell Mid-Cap Growth ETF	56,739	7,191,668
Real Estate Select Sector SPDR Fund	154,163	6,269,809
SPDR S&P 500 ETF Trust	48,428	28,382,682
Vanguard Growth ETF	55,676	22,851,657
Vanguard Mega Cap Growth ETF	56,526	19,411,594
Vanguard Small-Cap ETF	53,952	12,963,587
Vanguard Small-Cap Growth ETF	25,369	7,104,842
Vanguard Value ETF	98,638	16,699,413
		172,044,959

Domestic Fixed Income - 17.5%
iShares iBoxx $ High Yield Corporate Bond ETF	86,423	6,797,169
Vanguard Intermediate-Term Corporate Bond ETF	91,848	7,372,639
Vanguard Long-Term Corporate Bond ETF	121,577	9,091,528
Vanguard Short-Term Bond ETF	85,547	6,610,217
Vanguard Short-Term Treasury ETF	337,900	19,659,022
		49,530,575

Foreign Equity - 13.6%
Columbia EM Core ex-China ETF	424,382	12,561,707
iShares MSCI China ETF	195,353	9,154,242
Vanguard FTSE Europe ETF	130,448	8,279,535
Vanguard FTSE Pacific ETF	116,969	8,309,478
		38,304,962

Foreign Fixed Income - 0.6%
Vanguard Total International Bond ETF	34,518	1,693,108
TOTAL EXCHANGE TRADED FUNDS (Cost $254,742,217)		268,492,863

SHORT-TERM INVESTMENTS - 4.9%		Value
Money Market Funds - 4.9%	Shares
First American Treasury Obligations Fund - Class X, 4.40% (b)	13,851,215	13,851,215
TOTAL SHORT-TERM INVESTMENTS (Cost $13,851,215)		13,851,215

TOTAL INVESTMENTS - 100.0% (Cost $268,593,432)		282,344,078
Other Assets in Excess of Liabilities - 0.0% (c)		69,578
TOTAL NET ASSETS - 100.0%		$282,413,656
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.
(b)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure at December 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$268,492,863	$–	$–	$268,492,863
Money Market Funds	13,851,215	–	–	13,851,215
Total Investments	$282,344,078	$–	$–	$282,344,078

See Schedule of Investments for further disaggregation of investment categories. During the period ended December 31, 2024, the Fund did not recognize any transfers in to or from Level 3.